UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 27, 2012
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events

Clearwire Corporation (the "Company") is filing this Form 8-K to reflect the retrospective application of the new accounting guidance on the presentation of other comprehensive income (as revised). This guidance requires, among other things, that we report the total of comprehensive income (loss), the components of net income and the components of other comprehensive income (loss), either in a single continuous statement of comprehensive income (loss) or in two separate but consecutive statements.  The impact of retrospectively adjusting for the adoption of this standard was immaterial to our historical financial statements.

The following presents the unaudited Consolidated Statements of Comprehensive Loss for the Company for each of the three years ended December 31, 2011, 2010 and 2009 and should be read in conjunction with the information in our 2011 Annual Report on Form 10-K.

	Year ended December 31,
	2011	2010	2009
	(in thousands)
Net loss:
Net loss from continuing operations	$(2,855,733)	$(2,251,202)	$(1,208,588)
Less: non-controlling interests in net loss from continuing operations of consolidated subsidiaries	2,158,831	1,775,840	894,841
Net loss from continuing operations attributable to Clearwire Corporation	(696,902)	(475,362)	(313,747)
Net loss from discontinued operations	(81,810)	(51,892)	(45,258)
Less: non-controlling interests in net (income) loss from discontinued operations of consolidated subsidiaries	61,379	39,817	33,423
Net income (loss) from discontinued operations attributable to Clearwire Corporation	(20,431)	(12,075)	(11,835)
Net loss attributable to Clearwire Corporation	(717,333)	(487,437)	(325,582)
Other comprehensive income (loss):
Unrealized foreign currency gains (losses) during the period	3,913	(7,047)	296
Less: reclassification adjustment of foreign currency gains to net loss	—	825	—
Unrealized investment holding gains (losses) during the period	(1,185)	2,354	1,919
Less: reclassification adjustment of investment holding gains to net loss	(4,945)	—	—
Other comprehensive income (loss)	(2,217)	(3,868)	2,215
Less: non-controlling interests in other comprehensive income (loss) of consolidated subsidiaries	1,851	3,125	(1,664)
Other comprehensive income (loss) attributable to Clearwire Corporation	(366)	(743)	551
Comprehensive loss:
Comprehensive loss	(2,939,760)	(2,306,962)	(1,251,631)
Less: non-controlling interests in comprehensive loss of consolidated subsidiaries	2,222,061	1,818,782	926,600
Comprehensive loss attributable to Clearwire Corporation	$(717,699)	$(488,180)	$(325,031)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: April 27, 2012	By:	/s/ STEVEN A. EDNIE
Steven A. Ednie Chief Accounting Officer